Exhibit 99.1

News Release

For information contact:

Lisa Schultz

Chief Communications Officer

CNL Financial Group

(407) 650-1223

GLOBAL GROWTH TRUST CLOSES ON LAND FOR

TAMPA APARTMENT DEVELOPMENT

— Joint venture acquires land for $37 million Tampa apartment development —

(ORLANDO, Fla.) March 30, 2012 — Global Growth Trust, Inc., a real estate investment trust (REIT) focused on providing capital appreciation for investors, has acquired 25 acres in Tampa, Florida, for a 344-unit, Class A garden-style apartment development. The land was acquired through a joint venture with an affiliate of Charlotte-based Crescent Resources and is expected to break ground during the second quarter of this year.

The $37 million community, to be called Circle Crosstown, will feature multiple one-, two-, and three- bedroom floorplans and include community amenities, such as a dog walk park, clubhouse, and salt water pool. The planned location is adjacent to the intersection of I-75 and the Lee Roy Selmon Expressway—a freeway with direct access to downtown Tampa and St. Petersburg—and is five miles from the intersection of I-75 and I-4.

“We are excited to add this joint venture with Crescent Resources to our multifamily development portfolio,” said Andy Hyltin, President of Global Growth Trust. “We believe that the positive supply/demand characteristics of the Tampa market provide an attractive growth opportunity for our investors.”

The Tampa-St. Petersburg-Clearwater (Tampa Bay) Metropolitan Statistical Area (MSA) has a population of approximately 2.8 million residents, making it the second largest MSA in Florida and the 19th most populated metropolitan area in the nation. The Tampa Bay area features many regional and national employers across various industries and is home to U.S. Central Command at MacDill Air Force Base. In line with national trends, the Tampa market continues to see a trend away from homeownership, increasing demand for multifamily units. According to Real Data, multifamily demand is expected to outpace supply over the next two years.

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The project, the REIT’s first with Crescent Resources, builds on Global Growth Trust’s growth strategy which includes a growing portfolio of multifamily development projects. The REIT is also currently involved in two other multifamily development projects in Charlotte, N.C., and Charleston, S.C.

Global Growth Trust is sponsored by an affiliate of CNL Financial Group and advised by CNL Global Growth Advisors, LLC.

About Global Growth Trust

Global Growth Trust is a company whose goal is to provide capital appreciation for its shareholders. The company, which is taxed as a real estate investment trust (REIT), plans to build a portfolio of real estate and real estate-related assets located in the United States and abroad; over the long term, up to 30 percent of its assets may be located abroad. For more information, visit www.GrowthTrust.com.

About CNL Financial Group

CNL Financial Group (CNL) is a leading private investment management firm providing global real estate and alternative investments. Since inception in 1973, CNL and/or its affiliates have formed or acquired companies with more than $26 billion in assets. CNL is headquartered in Orlando, Florida.

About Crescent Resources

Crescent Resources is a real estate development company with interests throughout the southeastern United States. Based in Charlotte and established in 1969, Crescent Resources is known for its single-family, multifamily and resort residential communities. Crescent also develops business and industrial parks and shopping centers. Visit www.crescent-resources.com for more information.

Statement Regarding Forward-Looking Information

Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Global Growth Trust, Inc. (herein also referred to as the “Company”) intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.

All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2011, and other documents filed from time to time with the U.S. Securities and Exchange Commission.

Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: the global impact of the current credit crisis in the U.S. and Europe; changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks of doing business internationally and global expansion, including unfamiliarity with new markets and currency risks; risks associated with the use of debt to finance the Company’s business activities,

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including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by tenants; failure to lease properties at all or on favorable terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust and the Company’s ability to protect its intellectual property and the value of its brand.

Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them. Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

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